UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21680

Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq. Vice President, Chief Legal Officer, Counsel and Secretary for Registrant 100 Pearl Street Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	June 30, 2012

MESSAGE TO SHAREHOLDERS

August 2012

Dear Virtus Total Return Fund Shareholder:

I am pleased to provide the manager’s report and commentary for the Virtus Total Return Fund for the six months ended June 30, 2012. The fund’s co-portfolio managers Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC discuss how the markets and their respective equity and fixed income portions of the portfolio performed for the period.

For the quarter ended June 30, 2012, the fund’s net asset value (NAV) increased 2.06%, including $0.078 in reinvested distributions. For the same period, the fund’s composite benchmark (60% MSCI World Infrastructure Sector Capped Index and 40% Barclays Capital U.S. Aggregate Bond Index) gained 1.26%, including reinvested dividends.

For the six months ended June 30, 2012, the fund’s NAV increased 6.93%, including $0.128 in reinvested distributions. For the same period, the fund’s composite benchmark gained 2.89%, including reinvested dividends.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions about the funds, the Virtus customer service team is ready to assist you at 1-866-270-7788, or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

VIRTUS TOTAL RETURN FUND

June 30, 2012 (Unaudited)

Managers Discussion of Fund Performance

About the Fund:

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of June 30, 2012, the Fund’s leverage consisted of $40 million of debt, which represented approximately 26% of the Fund’s total assets.

Portfolio Review – Duff & Phelps Investment Management Co. (DPIM)

The Fund’s equity portion invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary discusses DPIM’s management of the Fund from January 1, 2012 through June 30, 2012.

How did the equity markets perform during the first six months of 2012?

During the first half of 2012, there were wide swings in market performance as investors gyrated between “risk on” and “risk off.” The first quarter was characterized by “risk on,” given the easing of fears over the European crisis and a continuation of favorable U.S. economic data.

Markets experienced a return to volatility during the second quarter as concerns about Europe returned and global economic growth showed signs of slowing. Prospects of a Greek exit from the euro weighed heavily on markets, only to be replaced by uncertainties about the Spanish banking system. Perhaps the most positive data point came at the very end of the quarter when eurozone members agreed to recapitalize Spanish banks and purchase Italian sovereign bonds.

In the U.S., weak job numbers, a very contentious election cycle, and prospects for a post-election “fiscal cliff” all contributed to a partial retrenchment of first quarter gains.

What factors affected the equity portion of the Fund’s performance during the first six months of 2012?

Overall, stock selection within utilities provided most of the outperformance as our strategy of concentrating in U.S.-regulated names paid off. Stock selection within the communications and energy sectors also yielded positive contributions, while the transportation sector proved neutral. During the first half of the year, we were underweight both the communications and utilities sectors as we continued to limit European exposure given opaque fundamental outlooks due, in part, to the eurozone crisis and the possibility of further austerity measures. However, we remained significantly overweight European transportation as the remuneration schemes provide better protections from potential government intervention. In energy, we were equal to slightly overweight. Prices for oil, natural gas, and natural gas liquids all declined recently; however, energy sector companies within the Fund have relatively limited exposure to these commodities.

What is your outlook for infrastructure equities?

Our outlook for the remainder of 2012 remains cautious. Given both domestic and international uncertainties, we believe that the markets may continue on a roller coaster ride as governments seem to be committed to fighting fires as opposed to crafting long-term solutions. Sovereign concerns and recessionary fears in Europe, coupled with political extremism and a ticking fiscal time bomb in the U.S., add up to a continuation of

VIRTUS TOTAL RETURN FUND

June 30, 2012 (Unaudited)

Managers Discussion of Fund Performance (Continued)

heightened stock market sensitivity to macro factors.

That said, we believe that infrastructure equities present an attractive option for investors, providing relatively lower levels of risk and volatility. Given the muted impact on fundamentals from macro uncertainties, combined with visible earnings and dividend drivers going forward, we remain optimistic about the Fund’s equity holdings.

Our outlook for specific sectors:

Communications – We remain underweight communications as trends in Europe continue to be difficult due to slow economic growth, cuts to regulated mobile termination rates, and increased competition in certain markets. For the first time since the 2000-01 telecommunications bust, major telecom companies have announced dividend cuts. Fundamentals of U.S. telecom companies are somewhat more stable, with good cash flow generation supporting dividends. We continue to overweight towers and satellite companies due to their attractive revenue growth profiles and high margins.

Utilities – We are slightly underweight utilities. We continue to heavily underweight continental Europe and overweight U.K. and U.S. names. We are concerned about the possible impact European austerity measures could have on fundamentals. In the U.S., a prolonged period of depressed power prices shows no sign of reversing; therefore, we remain heavily invested in the regulated space.

Energy – We are slightly overweight energy. Prospects for, and performance of, the energy sector were dampened by the recent weakening of commodity prices. Most relevant to the Fund is the price of natural gas liquids (NGLs), which has suffered as oil prices have fallen and the spread between oil and natural gas has compressed. Generally, our holdings are less sensitive to commodity price movements; however, we do have limited exposure to NGLs. We are maintaining our equal to slight overweight position and closely monitoring our individual holdings.

Transportation – We are overweight transportation, and the price performance of our holdings continues to be volatile given European exposure. While we remain confident that these companies are mostly insulated from direct measures potentially emanating from austerity programs, such as tax levies or capital investment restrictions, we are concerned about the recessionary impact on the demand for transportation services. On the plus side, while many of our holdings are headquartered in Europe, our exposure to southern Europe is limited as they derive material portions of their earnings from the U.K., U.S., or Latin America. Additionally, we are benefiting from relatively high dividends, which appear secure despite stock market ups and downs. We are maintaining our overweight in transportation.

Portfolio Review – Newfleet Asset Management, LLC (“Newfleet”)

The Fund’s fixed income portion seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet’s Multi-Sector Fixed Income Strategies team manages the fixed income portion, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. This section of the commentary discusses Newfleet’s management of the portfolio from January 1, 2012 through June 30, 2012.

How did the fixed income markets perform during the first six months of 2012?

Most fixed income spread sectors outperformed U.S. Treasuries during the first

VIRTUS TOTAL RETURN FUND

June 30, 2012 (Unaudited)

Managers Discussion of Fund Performance (Continued)

six months of the year. The overall economic picture has been supportive of spread sectors, with economic growth expected to be positive, yet subdued enough, to likely keep inflation at low levels and the Federal Reserve from raising short-term interest rates in the immediate future.

Spread sectors were also supported in the first half by positive credit fundamentals and continued demand for spread product. At the same time, however, credit markets did experience some weakness during the second quarter, largely the result of the uncertainty surrounding Europe’s debt crisis and overall global growth concerns.

During the first six months of the year, yields were higher along the short end of the U.S. Treasury curve and lower across the intermediate and long part of the curve.

What factors affected the fixed income portion of the Fund’s performance during the first six months of 2012?

The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the strong performance within the Fund’s fixed income portfolio for the first six months of the year.

The Fund’s allocation to corporate high yield securities (including high yield bank loans), non-agency commercial mortgage-backed securities, Yankee high quality securities, and investment grade corporate securities were all significant positive contributors to performance for the six months. On the flip side, our higher quality bias within the corporate high yield sector detracted from performance.

What is your outlook for fixed income markets?

We continue to be constructive on spread sectors, focusing on credits with sound balance sheets, liquidity, and consistent free cash flow. Credit fundamentals remain strong in sectors such as corporate investment grade, corporate high yield, and bank loans. Given strong fundamentals and investors’ search for yield, spread sectors offer attractive valuations and compelling investment opportunities. Although we remain positive on spread sectors, headwinds still exist. A resolution to the European debt crisis remains uncertain, U.S. economic data has weakened, including high unemployment and a struggling housing market, and the overall strength of the global economy remains in question. However, conditions in the fixed income market remain substantially improved compared to the credit crunch of 2008 and early 2009.

We will maintain diversification in all credit-intensive sectors. We will look to be tactical with corporate credit, adding selectively on weakness, and will consider corporate alternatives such as commercial mortgage-backed securities and taxable municipals when favorable. Within the commercial mortgage-backed security sector, we prefer higher quality securities with high levels of credit enhancement and low leverage.

We are cautiously positive on the outlook for non-U.S. dollar bonds, favoring those that are denominated in currencies that typically benefit from rising commodity prices, have positive fundamentals and a yield advantage versus U.S. Treasury securities. Volatility is likely to remain high within this sector, however, in light of continued European sovereign fiscal concerns and uncertainty surrounding global economic growth.

Looking ahead, we see the potential for outperformance as we get more clarity on the fiscal concerns within Europe, the strength and sustainability of the U.S. economic recovery, and the slowing of global economies. We believe the Fund is well positioned to capitalize on opportunities as they arise, and we will take advantage of any weakness in either sectors or individual issues that may create value.

VIRTUS TOTAL RETURN FUND

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of non-U.S. companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Non-U.S. companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

MSCI World Infrastructure Sector Capped Index

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Prior to September 1, 2008, the index allocation was 65% MSCI USA/utilities index, 20% MSCI World Telcom Services index and 15% MSCI World ex USA utilities index.

PIK (Payment-in-Kind)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

OUR PRIVACY COMMITMENT

The Virtus Total Return Fund recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

VIRTUS TOTAL RETURN FUND

June 30, 2012

(Unaudited)

The following tables presents the portfolio holdings within certain sectors or countries as a percentage of total investments at June 30, 2012.

Asset Allocation

Common Stocks		62%
Utilities	20%
Telecommunication Services	15
Energy	14
All other sectors	13
Corporate Bonds and Notes		20
Financials	7
Industrials	4
Energy	3
All other sectors	6
Loan Agreements		6
Mortgage-Backed Securities		6
Foreign Government Securities		4
Asset-Backed Securities		2

		100%

Country Weightings

United States	60%
Canada	10
United Kingdom	7
Australia	3
Brazil	2
Netherlands	2
Spain	2
Other	14

Total	100%

The accompanying notes are an integral part of these financial statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.4%
U.S. Treasury Bond 3.125%, 11/15/41	$435		$468
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $480)			468

FOREIGN GOVERNMENT SECURITIES—5.3%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(5)	240		208
Commonwealth of Australia Series 118, 6.500%, 5/15/13	580	AUD	612
Commonwealth of Canada 2.000%, 9/1/12	965	CAD	949
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	375	NZD	310
Federative Republic of Brazil
12.500%, 1/5/22	250	BRL	173
8.500%, 1/5/24	975	BRL	529
Kingdom of Norway Series 470 6.500%, 5/15/13	925	NOK	162
Kingdom of Sweden Series 1041, 6.750%, 5/5/14	950	SEK	152
Republic of Argentina
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	150		118
PIK Interest Capitalization 8.280%, 12/31/33	756		499
Republic of Colombia 12.000%, 10/22/15	215,000	COP	149
Republic of Hungary 4.750%, 2/3/15	155		150
Republic of Iceland 144A 5.875%, 5/11/22(4)	175		170
Republic of Lithuania 144A 6.625%, 2/1/22(4)	225		258
Republic of Poland Series 0414, 5.750%, 4/25/14	1,000	PLZ	306
Republic of South Africa Series R206 7.500%, 1/15/14	2,500	ZAR	316

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—(continued)
Republic of Turkey
9.000%, 3/5/14	375	TRY	$209
6.750%, 5/30/40	$210		245
Slovak Republic 144A 4.375%, 5/21/22(4)	200		197
United Mexican States Series M, 6.000%, 6/18/15	5,415	MXN	420
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $6,133)			6,132

MORTGAGE-BACKED SECURITIES—8.4%

Agency—1.2%
FNMA
4.000%, 8/1/25	$403		429
4.500%, 4/1/40	578		623
3.500%, 4/1/42	299		315

			1,367

Non-Agency—7.2%
Banc of America Mortgage Securities, Inc. 05-05 1A19, 5.500%, 6/25/35	92		92
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW14, AM 5.243%, 12/11/38	355		375
06-PW13, AM 5.582%, 9/11/41(3)	310		332
Chase Mortgage Finance Corp 07-A1, 10A1 3.063%, 2/25/37(3)	173		161
Citigroup-Deutsche Bank Commercial Mortgage Trust 07-CD4, A4 5.322%, 12/11/49	315		350
Countrywide Alternative Loan Trust 06-13T1, A11 6.000%, 5/25/36	229		157

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—(continued)
Countrywide Home Loan Mortgage Pass-Through-Trust
04-R1, 2A, 144A 6.500%, 11/25/34(4)	$142	$144
05-6, 2A1 5.500%, 4/25/35	184	167
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.593%, 2/15/39(3)	72	73
Deutsche Bank-UBS Mortgage Trust 11-LC1A, A3, 144A 5.002%, 11/10/46(4)	300	339
Extended Stay America Trust 10-ESHA, D, 144A 5.498%, 11/5/27(4)	315	318
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.979%, 8/10/45(3)	300	333
Homebanc Mortgage Trust 05-4, A2 0.575%, 10/25/35(3)	205	144
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	300	318
06-LDP9, A3 5.336%, 5/15/47	315	349
07-LD12, A4 5.882%, 2/15/51(3)	320	364
JPMorgan Chase Mortgage Trust 06-A4, 3A1 5.518%, 6/25/36(3)	183	155
Lehman Brothers-UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(3)	325	373
Mastr Alternative Loans Trust 04-6,10A1 6.000%, 7/25/34	146	148
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(4)	167	174

	PAR VALUE	VALUE
Non-Agency—(continued)
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	$300	$327
Morgan Stanley Capital I, Inc. 07-IQ14, A4 5.692%, 4/15/49(3)	320	352
Morgan Stanley Mortgage Loan Trust 07-11AR, 2A3 2.837%, 6/25/37(3)	314	135
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(4)	137	139
04-R3, A1 144A 6.500%, 2/25/35(4)	144	146
Residential Funding Mortgage Securities I Home Loan Trust, 05-S1, 1A2 5.500%, 2/25/35	300	289
Structured Asset Securities Corp. 03-AL1, A, 144A 3.357%, 4/25/31(4)	261	254
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.769%, 1/25/37(3)	188	188
Wachovia Bank Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	300	324
05-C22, AM 5.491%, 12/15/44(3)	325	345
07-C32, A3 5.927%, 6/15/49(3)	300	327
07-C33, A5 6.097%, 2/15/51(3)	300	333
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.423%, 11/23/43(3)(4)	284	278

		8,303
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $9,331)		9,670

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—2.5%
ABSC Long Beach Home Equity Loan Trust 00-LB1, M1F 8.240%, 3/21/29(3)	$204		$150
AmeriCredit Automobile Receivables Trust 11-3, E, 144A 5.760%, 12/10/18(4)	320		329
Citicorp Residential Mortgage Securities, Inc. 07-2, A3 6.080%, 6/25/37	280		280
CLI Funding LLC 4.210%, 6/18/27(4)	150		150
Equity One ABS, Inc. 6.252%, 5/25/32	157		120
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	267		256
Hertz Vehicle Financing LLC 11-1A, A2, 144A 3.290%, 3/25/18(4)	150		159
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	266		275
Santander Drive Auto Receivables Trust 11-2, C 3.280%, 6/15/16	325		327
Structured Asset Securities Corp. 02-AL1, A3 3.450%, 2/25/32	519		469
Terwin Mortgage Trust 04-15AL, A1 144A 5.819%, 7/25/34(3)(4)	105		93
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(4)	267		281
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $2,866)			2,889

CORPORATE BONDS AND NOTES—26.6%
Consumer Discretionary—3.6%
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	250	BRL	132

	PAR VALUE	VALUE
Consumer Discretionary—(continued)
Boyd Gaming Corp. 144A 9.000%, 7/1/20(4)	$125	$126
Caesars Operating Escrow LLC (Caesars Escrow Corp.) 144A 8.500%, 2/15/20(4)	170	172
Cequel Communications Holdings I LLC (Cequel Capital Corp.) 144A 8.625%, 11/15/17(4)	155	168
Globo Comunicacao e Participacoes SA 144A 4.875%, 4/11/22(4)	200	208
HOA Restaurant Group LLC (HOA Finance Corp.) 144A 11.250%, 4/1/17(4)	145	135
International Game Technology 7.500%, 6/15/19	120	143
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	100	102
Lotte Shopping Co. Ltd. 144A 3.375%, 5/9/17(4)	200	203
MGM Resorts International 7.625%, 1/15/17	85	88
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	200	173
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	300	306
QVC, Inc.
144A 7.500%, 10/1/19(4)	115	128
144A 5.125%, 7/2/22(4)	125	128
Seneca Gaming Corp. 144A 8.250%, 12/1/18(4)	200	206
Toys R Us Property Co. II LLC 8.500%, 12/1/17	200	209
U.S. Airways Pass-Through-Trust 11-1 A 7.125%, 10/22/23	369	391

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—(continued)
UAL Pass-Through-Trust
09-2A 9.750%, 1/15/17	$313	$356
07-01 6.636%, 7/2/22	218	228
Univision Communications, Inc. 144A 7.875%, 11/1/20(4)	155	167
Wyndham Worldwide Corp. 7.375%, 3/1/20	255	304

		4,073

Consumer Staples—0.1%
Flowers Foods, Inc. 4.375%, 4/1/22	130	132

Energy—5.0%
Antero Resources Finance Corp. 9.375%, 12/1/17	155	172
Bill Barrett Corp. 7.625%, 10/1/19	160	161
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 144A 7.875%, 4/15/22(4)	255	256
Bumi Investment Ltd. 144A 10.750%, 10/6/17(4)	150	150
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	155	156
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	160	168
Chesapeake Energy Corp. 6.775%, 3/15/19	155	151
Cie Generale de Geophysique -Veritas 6.500%, 6/1/21	200	201
Cimarex Energy Co. 5.875%, 5/1/22	205	213
Energy XXI Gulf Coast, Inc. 7.750%, 6/15/19	115	117
EV Energy Partners LP (EV Energy Finance Corp.) 8.000%, 4/15/19	65	65

	PAR VALUE	VALUE
Energy—(continued)
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	$102	$98
Frontier Oil Corp. 6.875%, 11/15/18	235	246
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22(5)	275	305
Gulfmark Offshore, Inc. 144A 6.375%, 3/15/22(4)	155	157
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	140	141
Linn Energy LLC (Linn Energy Finance Corp.) 144A 6.500%, 5/15/19(4)	155	154
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	250	281
National JSC Naftogaz of Ukraine 9.500%, 9/30/14	125	120
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	200	179
Parker Drilling Co. 9.125%, 4/1/18(4)	155	165
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(5)	260	212
Petroleos Mexicanos 6.000%, 3/5/20	360	416
QEP Resources, Inc. 6.875%, 3/1/21	110	123
Quicksilver Resources, Inc. 7.125%, 4/1/16	160	124
Rowan Cos., Inc. 4.875%, 6/1/22	120	121
Targa Resources Partners LP (Targa Resources Partners Finance Corp.) 144A 6.375%, 8/1/22(4)	225	226
Tesoro Corp. 9.750%, 6/1/19	250	284
Transocean, Inc. 6.375%, 12/15/21	265	303
Venoco, Inc. 11.500%, 10/1/17	150	158

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Energy—(continued)
Weatherford International Ltd. 9.625%, 3/1/19	$105	$137

		5,760

Financials—9.1%
Air Lease Corp. 144A 5.625%, 4/1/17(4)	155	153
Alfa Invest Ltd. RegS 7.875%, 9/25/17(5)(8)	155	157
Allstate Corp. 6.125%, 5/15/37(3)	165	163
Ally Financial, Inc. 6.750%, 12/1/14	230	243
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	200	210
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	160	159
American International Group, Inc. 4.875%, 6/1/22	175	179
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	260	263
Banco Bradesco SA Cayman Island 144A 5.900%, 1/16/21(4)	320	332
Banco de Credito del Peru 144A 5.375%, 9/16/20(4)	250	258
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	195	198
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	320	338
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	200	198
Barclays Bank plc 144A 6.050%, 12/4/17(4)	250	253
Boston Properties LP 3.850%, 2/1/23	175	177
Brandywine Operating Partnership LP 4.950%, 4/15/18	120	123
Capital One Capital IV 8.875%, 5/15/40(6)	260	264

	PAR VALUE	VALUE
Financials—(continued)
Chubb Corp. 6.375%, 3/29/67(3)	$160	$165
CIT Group, Inc. 144A 5.500%, 2/15/19(4)	300	309
Citigroup, Inc. 5.500%, 2/15/17	250	261
Discover Bank 7.000%, 4/15/20	255	297
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	160	159
First Niagara Financial Group, Inc.
6.750%, 3/19/20	50	57
7.250%, 12/15/21	150	169
First Tennessee Bank N.A. 5.650%, 4/1/16	250	261
Genworth Financial, Inc. 7.625%, 9/24/21	155	147
GRD Holdings IIII Corp. 144A 10.750%, 6/1/19(4)	100	99
Hana Bank 144A 3.500%, 10/25/17(4)	200	206
Huntington Bancshares, Inc. 7.000%, 12/15/20	85	100
Hutchison Whampoa International Ltd. Series 12 144A 6.000%, 12/31/49(3)(4)	185	187
International Lease Finance Corp. 5.650%, 6/1/14	320	330
IPIC GMTN Ltd. 144A 3.125%, 11/15/15(4)	250	258
JPMorgan Chase Capital XXVII Series AA 7.000%, 11/1/39	250	250
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(4)	190	189
Korea Development Bank 3.500%, 8/22/17	250	261
Macquarie Group Ltd. 144A 7.625%, 8/13/19(4)	190	204
Morgan Stanley 5.750%, 10/18/16	100	103

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Financials—(continued)
National Retail Properties, Inc. 5.500%, 7/15/21	$260	$276
Progressive Corp. (The) 6.700%, 6/15/37(3)	225	234
Prudential Financial, Inc. 8.875%, 6/15/38(3)(6)	205	243
Realogy Corp. 144A 7.875%, 2/15/19(4)	100	98
Regions Bank 7.500%, 5/15/18	250	282
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	250	250
Resona Bank Ltd. 144A 5.850%, (3)(4)(6)(7)	160	165
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	155	144
Springleaf Finance Corp. 5.400%, 12/1/15	300	251
United Rentals Financing Escrow Corp.
144A 5.750%, 7/15/18(4)	5	5
144A 7.375%, 5/15/20(4)	95	99
Ventas Realty LP (Ventas Capital Corp.) 4.000%, 4/30/19	150	154
Vnesheconombank (VEB Finance plc) 144A 6.902%, 7/9/20(4)	200	216
Willis Group Holdings plc 5.750%, 3/15/21	165	180
Yankee Candle Co. Holdings LLC (Yankee Finance, Inc.) PIK Interest Capitalization 10.250%, 2/15/16	100	102
Zions Bancorp 4.500%, 3/27/17	130	131

		10,510

Health Care—0.2%
Omnicare, Inc. 7.750%, 6/1/20	240	263

	PAR VALUE	VALUE
Industrials—3.1%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	$155	$159
Aircastle Ltd. 7.625%, 4/15/20	255	260
America West Airlines, Inc. Pass-Through-Trust 00-1, G 8.057%, 7/2/20	364	386
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 7/2/19	311	311
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	278	289
CHC Helicopter SA 9.250%, 10/15/20	165	162
Deluxe Corp. 7.000%, 3/15/19	245	255
Embraer SA 5.150%, 6/15/22	185	190
Iron Mountain, Inc. 7.750%, 10/1/19	160	174
JMC Steel Group 144A 8.250%, 3/15/18(4)	165	165
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	160	173
Masco Corp . 5.950%, 3/15/22	315	324
Pactiv LLC 8.125%, 6/15/17	325	301
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	325	354

		3,503

Information Technology—0.6%
Digicel Ltd. 144A 8.250%, 9/1/17(4)	150	154
eAccess Ltd. 144A 8.250%, 4/1/18(4)	205	189
Jabil Circuit, Inc. 8.250%, 3/15/18	275	324

		667

Materials—2.0%
Arcelormittal 6.250%, 2/25/22	190	186

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Materials—(continued)
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	$245	$252
Cascades, Inc. 7.875%, 1/15/20	250	251
Celulosa Arauco y Constitucion SA 144A 4.750%, 1/11/22(4)	150	153
Edgen Murray Corp. 12.250%, 1/15/15	125	125
FMG Resources Property Ltd. 144A 6.000%, 4/1/17(4)	90	91
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	240	267
Packaging Corp of America 3.900%, 6/15/22	165	166
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	220	209
Severstal OAO (Steel Capital SA) RegS 6.250%, 7/26/16(5)(8)	250	251
United States Steel Corp. 7.500%, 3/15/22	170	164
Vale Overseas Ltd. 4.375%, 1/11/22	200	204

		2,319

Telecommunication Services—1.7%
CenturyLink, Inc. 5.800%, 3/15/22	150	149
Cincinnati Bell, Inc. 8.250%, 10/15/17	160	167
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	315	342
Nextel Communications, Inc. Series D, 7.375%, 8/1/15	235	237
Telecom Italia Capital SA 7.175%, 6/18/19	205	204
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	125	128
Virgin Media Finance plc Series 1, 9.500%, 8/15/16	100	112

	PAR VALUE	VALUE
Telecommunication Services—(continued)
Vivendi SA 144A 4.750%, 4/12/22(4)	$150	$148
West Corp. 8.625%, 10/1/18	165	176
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	155	126
Windstream Corp. 7.750%, 10/15/20	200	213

		2,002

Utilities—1.2%
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	160	162
7.000%, 5/20/22	125	129
Calpine Corp. 144A 7.875%, 1/15/23(4)	290	317
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	115	134
Covanta Holding Corp. 6.375%, 10/1/22	210	223
NRG Energy, Inc. 7.625%, 5/15/19	125	127
Suburban Propane Partners LP (Suburban Energy Finance Corp.) 7.375%, 3/15/20	245	256

		1,348
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $29,967)		30,577

LOAN AGREEMENTS(3)—8.5%
Consumer Discretionary—3.4%
Advantage Sales & Marketing, Inc. Second Lien, 9.250%, 6/18/18	125	125
Affinity Gaming 5.500%, 11/9/17	119	119
August Holding Co., Inc. (Schrader)
First Lien, US 6.250%, 4/27/18	61	61
First Lien, LUX 6.250%, 4/27/18	79	79

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE		VALUE
Consumer Discretionary—(continued)
Bresnan Broadband Holding LLC Tranche B 4.500%, 10/12/17	$175		$177
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	159		161
Cengage Learning Acquisitions, Inc. 2.500%, 7/3/14	134		125
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	159		160
Clear Channel Communications, Inc.
Tranche A, 3.650%, 7/30/14	59		54
Tranche B, 3.900%, 1/29/16	138		110
Cumulus Media Holdings, Inc.
First Lien, 5.750%, 9/17/18	99		99
Second Lien, 7.500%, 3/18/19	160		162
Focus Brands, Inc. First Lien 6.583%, 2/21/18	143		144
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	130		114
Gateway Casinos & Entertainment Ltd. Tranche B, 6.750%, 5/12/16	164	CAD	160
Granite Broadcasting Corp. Tranche B, 8.500%, 5/23/18	94		93
HHI Holdings LLC 7.375%, 3/21/17	174		175
Hubbard Radio LLC Second Lien, 8.750%, 4/30/18	130		131
Intelsat Jackson Holding SA (Intelsat Jackson Holding Ltd.) 3.240%, 2/1/14	190		186

	PAR VALUE	VALUE
Consumer Discretionary—(continued)
Landry’s Restaurant, Inc. Tranche B 6.500%, 4/24/18	$219	$220
Nielsen Finance LLC Tranche C, 3.990%, 5/2/16	159	159
Oberthur Technologies, Inc. First Lien, 4.125%, 11/30/18	155	152
Radio One, Inc. 0.000%, 3/31/16	153	151
SRAM LLC Second Lien, 8.500%, 12/7/18	160	161
TI Group Automotive Systems LLC Second Lien 6.750%, 3/14/18	217	213
Transtar Industries, Inc. 10.250%, 12/21/17	125	126
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	247	240

		3,857

Energy—0.3%
Chesapeake Energy Corp. 8.500%, 12/2/17	50	50
Frac Tech Services International 6.250%, 5/6/16	200	183
NGPL PipeCo LLC 6.750%, 9/15/17	100	98

		331

Financials—0.6%
Asurion LLC (Asurion Corp.) Second Lien, 9.000%, 5/24/19	130	133
iStar Financial, Inc. Tranche A-2, 7.000%, 6/30/14	160	160
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	95	96
Ocwen Financial Corp. 7.000%, 9/1/16	135	136

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Financials—(continued)
Walter Investments, Inc. 7.750%, 6/30/16	$142	$143

		668

Health Care—0.8%
Alkermes, Inc. First Lien, 6.750%, 9/16/17	159	160
AMN Healthcare, Inc. Tranche B, 6.000%, 4/5/18	152	153
Ardent Health Services LLC 6.500%, 9/15/15	152	152
Emdeon, Inc. 5.000%, 11/2/18	159	159
InVentiv Health, Inc. (Ventive Health, Inc) 6.500%, 8/4/16	159	149
Kinetic Concepts, Inc. Tranche B-1 7.000%, 5/4/18	150	151

		924

Industrials—0.7%
Brickman Group Holdings Tranche B-1 5.500%, 10/14/16	154	154
Harland Clarke Holdings Corp. (Clarke American Corp.) Tranche B, 2.792%, 6/30/14	158	142
Husky Injection Molding System (Yukon Acquisition, Inc.) 0.000%, 6/29/18	187	188
Aveta, Inc. (NAMM Holdings, Inc.) 8.500%, 4/4/17	54	54
Aveta, Inc. (MMM Holdings, Inc.) 8.500%, 4/4/17	54	54
Zuffa LLC 7.500%, 6/19/15	253	253

		845

Information Technology—1.9%
Avaya, Inc. Tranche B-3 4.970%, 10/26/17	253	225

	PAR VALUE	VALUE
Information Technology—(continued)
Blue Coat Systems, Inc. First Lien, 7.500%, 2/15/18	$125	$125
DataTel, Inc. 6.250%, 7/19/18	135	136
DynCorp International LLC 6.500%, 7/7/16	223	223
First Data Corp.
Tranche B-1, 3.000%, 9/24/14	125	121
Tranche B-3, 3.000%, 9/24/14	83	80
Freescale Semiconductor, Inc. Tranche B-1, 4.490%, 12/1/16	255	242
Ipreo Holdings LLC 8.000%, 8/5/17	164	163
Lawson Software Tranche B 6.250%, 4/5/18	250	252
Novell, Inc. (fka Attachmate Corp.) First Lien, 7.250%, 11/22/17	125	124
Spansion LLC 4.750%, 2/9/15	240	240
SRA International, Inc. 6.500%, 7/20/18	132	129
Zayo Group, LLC 0.000%, 6/30/19	96	96

		2,156

Materials—0.3%
AZ Chem US, Inc. 7.250%, 12/22/17	112	113
Noranda Aluminum Acquisition 5.750%, 2/28/19	175	176
Waupaca Foundry, Inc. 0.000%, 6/5/17	86	86

		375

Telecommunication Services—0.4%
Hawaiian Telcom Communications, Inc. 7.000%, 2/28/17	100	100
Level 3 Financing, Inc. 0.000%, 9/3/18	180	180

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services—(continued)
U.S. TelePacific Corp. 5.750%, 2/23/17	$154	$143
Univision Communications, Inc. First Lien 4.500%, 3/31/17	95	90

		513

Utilities—0.1%
Texas Compeptitive Electric Holdings Co. LLC 4.740%, 10/10/17	125	75
TOTAL LOAN AGREEMENTS (Identified Cost $9,685)		9,744

	SHARES	VALUE

PREFERRED STOCK—0.3%
Financials—0.3%
Citigroup Capital XVII Series E 6.350%	7,460	185
U.S. Bancorp Series G 6.000%(3)	4,400	120
TOTAL PREFERRED STOCK (Identified Cost $291)		305

COMMON STOCKS—80.4%
Consumer Discretionary—1.9%
Eutelsat Communications SA	25,586	786
SES SA	59,693	1,408

		2,194

Energy—18.6%
Enbridge, Inc.	174,700	6,974
Spectra Energy Corp.	166,100	4,827
TransCanada Corp.	110,080	4,612
Williams Cos., Inc. (The)	172,900	4,983

		21,396

Financials—2.5%
American Tower Corp.	41,310	2,888

Industrials—11.0%
Abertis Infraestructuras S.A.	101,173	1,363
Atlantia SpA	112,884	1,436
Ferrovial SA	84,089	946
Flughafen Zuerich AG	2,863	1,004

	SHARES	VALUE
Industrials—(continued)
Fraport AG Frankfurt Airport Services Worldwide	24,980	$1,341
Koninklijke Vopak N.V.	42,883	2,743
Transurban Group	500,246	2,913
Vinci SA	20,177	939

		12,685

Telecommunication Services—20.1%
AT&T, Inc.	144,760	5,162
BCE, Inc.	22,680	935
BT Group plc	313,619	1,038
Crown Castle International Corp.(2)	43,400	2,546
Nippon Telegraph & Telephone Corp. ADR	39,430	912
Singapore Telecommunications Ltd.	655,000	1,706
Telefonica S.A. Sponsored ADR	77,670	1,018
TELUS Corp.	32,590	1,942
Verizon Communications, Inc.	54,110	2,405
Vodafone Group plc Sponsored ADR	155,080	4,370
Windstream Corp.	111,650	1,079

		23,113

Utilities—26.3%
Allete, Inc.	16,210	678
APA Group	191,274	977
CenterPoint Energy, Inc.	58,630	1,212
Centrica plc	166,669	830
CMS Energy Corp.	55,500	1,304
Dominion Resources, Inc.	31,050	1,677
DTE Energy Co.	16,170	959
E.ON AG	27,148	584
FirstEnergy Corp.	20,830	1,025
ITC Holdings Corp.	19,290	1,329
National Grid plc	115,476	1,222
NextEra Energy, Inc.	26,290	1,809
NiSource, Inc.	51,040	1,263
Northeast Utilities	24,550	953
Northwest Natural Gas Co.	18,220	867
NV Energy, Inc.	62,140	1,092
ONEOK, Inc.	31,400	1,328
Public Service Enterprise Group, Inc.	35,690	1,160
Questar Corp.	29,800	622

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

	SHARES	VALUE
Utilities—(continued)
Sempra Energy	28,660	$1,974
SevernTrent plc	46,235	1,197
Southern Co. (The)	30,510	1,413
Terna Rete Elettrica Nazionale S.p.A.	231,055	832
United Utilities Group plc	94,043	994
Wisconsin Energy Corp.	44,100	1,745
XCEL Energy, Inc.	42,500	1,207

		30,253
TOTAL COMMON STOCKS (Identified Cost $87,727)		92,529
TOTAL LONG TERM INVESTMENTS—132.4%
(Identified Cost $146,480)		152,314

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.4%
Money Market Mutual Funds—1.4%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.150%)	263,799	$264
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.080%)	1,336,959	1,337
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,601)		1,601
TOTAL INVESTMENTS—133.8% (Identified Cost $148,081)		153,915	(1)
Other assets and liabilities, net—(33.8)%		(38,910)

NET ASSETS—100.0%		$115,005

ABBREVIATIONS:

ADR	American Depositary Receipt
AG	Aktiengesellschaft a corporation that is limited by shares, i.e., owned by shareholders
FNMA	Federal National Mortgage Association (“Fannie Mae”)
GmbH	Limited liability company
JSC	Joint Stock Corp.
N.V.	Naamloze Vennootschap a public limited liability company
PIK	Payment-in-Kind Security
plc	Public Limited Company
S.A.	Sociedad Anonima or Sociedade Anonima
S.p.A.	Società delle azione unite (Joint Stock Corp.)

FOREIGN CURRENCIES:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at June 30, 2012, see Note 5 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at June 30, 2012.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, these securities amounted to a value of $16,104 or 14.0% of net assets.

(5)

Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933, as amended.

(6)	Interest payments may be deferred.
(7)	No contractual maturity date
(8)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$2,889	$—	$2,889
Corporate Bonds and Notes	30,577	—	30,577
Foreign Government Securities	6,132	—	6,132
Loan Agreements	9,744	—	9,744
Mortgage-Backed Securities	9,670	—	9,670
Municipal Bonds	468	—	468
Equity Securities:
Preferred Stock	305	120	185
Common Stocks	92,529	92,529	—
Short-Term Investments	1,601	1,601	—

Total Investments	$153,915	$94,250	$59,665

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2012 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $148,081)	$153,915
Foreign currency at value (Identified cost $1)	1
Cash	204
Receivables
Investment securities sold	999
Dividends and interest	1,306
Tax reclaims	41
Prepaid expenses	50

Total assets	156,516

Liabilities
Payables
Borrowings (Note 8)	40,000
Investment securities purchased	1,311
Investment advisory fee	105
Administration fee	12
Professional fee	23
Interest payable on line of credit	23
Transfer agent fees and expenses	2
Trustees’ fees and expenses	1
Other accrued expenses	34

Total liabilities	41,511

Net Assets	$115,005

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	241,995
Accumulated undistributed net investment income (loss)	1,302
Accumulated undistributed net realized gain (loss)	(134,154)
Net unrealized appreciation (depreciation)	5,835

Net Assets	$115,005

NET ASSET VALUE PER SHARE (Net assets/shares outstanding) Shares outstanding — 27,466,109	$4.19

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

($ reported in thousands)

Investment Income
Dividends	$1,908
Interest	1,906
Foreign taxes withheld	(134)

Total investment income	3,680

Expenses
Investment advisory fees	601
Administration fees	71
Transfer agent fees and expenses	7
Custodian fees	18
Sub-administration and accounting fees	26
Interest expense and fees	187
Printing fees and expenses	18
Professional fees	84
Miscellaneous	50

Total expenses	1,062

Net investment income	2,618

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	729
Net realized gain (loss) on foreign currency transactions	— (1)
Net change in unrealized appreciation (depreciation) on investments	3,685
Net change in unrealized appreciation (depreciation) on foreign currency translations	(1)

Net realized and unrealized gain (loss) on investments	4,413

Net increase (decrease) in net assets resulting from operations	$7,031

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,618	$5,045
Net realized gain (loss)	729	(140)
Net change in unrealized appreciation (depreciation)	3,684	1,834

Increase (decrease) in net assets resulting from operations	7,031	6,739

From Distributions to Shareholders
Net investment income	(3,516)	(4,120)

Decrease in net assets from distributions to shareholders	(3,516)	(4,120)

Net increase (decrease) in net assets	3,515	2,619

Net Assets
Beginning of period	111,490	108,871

End of period	$115,005	$111,490

Undistributed net investment income at end of period	$1,302	$2,200

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

Cash Flows Provided by Operating Activities
Increase (decrease) in net assets from operations	$7,031

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and paydowns of long-term investments	24,478
Purchase of long-term investments	(75,060)
Net proceeds from sales of short-term securities	11,895
Net change in unrealized (appreciation)/depreciation	(3,684)
Net realized gain from sales of long-term investments	(661)
Increase in dividends and interest receivable	(379)
Decrease in tax reclaims	18
Decrease in prepaid expenses	15
Increase in interest expense payable	23
Increase in investment advisory fees payable	49
Increase in other affiliates payable	2
Decrease in Trustees’ fees payable	(9)
Decrease in other accrued expenses payable	(5)

Cash provided by operating activities	(36,287)

Cash used for financing activities:
Cash receipts from borrowings	40,000
Cash dividends paid to shareholders	(3,516)

Cash used for financing activities	36,484

Cash impact from foreign exchange fluctuations	(1)

Net decrease in cash	196

Cash:
Cash and foreign currency at beginning of period	9

Cash and foreign currency at end of period	$205

Cash flow information:
Cash paid for interest	$319

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	For the Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31(1)
			2011	2010	2009
PER SHARE OPERATING DATA:
Net asset value, beginning of period	$4.06		$3.96	$2.77	$2.38

Income from investment operations:
Net investment income/(loss)	0.10	(3)	0.18 (3)	0.23 (3)	0.12
Net realized and unrealized gain/(loss)	0.16		0.07	1.15	0.46

Total from investment operations	0.26		0.25	1.38	0.58

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.13)		(0.15)	(0.19)	(0.19)
Dividends from net realized gain on investments	—		—	—	—
Distributions from return of capital	—		—	—	— (4)

Total Dividends and Distributions to Shareholders	(0.13)		(0.15)	(0.19)	(0.19)

Net Asset Value, End of Period	$4.19		$4.06	$3.96	$2.77

Market Price, End of Period(11)	$3.70		$3.50	$3.45	$2.39

Total Return, Net Asset Value(5)	6.93	%(10)	6.73%	51.90%	29.07%
Total Return, Market Value(6)	9.54	%(10)	5.61%	53.38%	32.67%
Net Assets, End of Period (000’s)	$115,005		$111,490	$108,871	$39,182

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets	1.90	%(7)	1.38%	1.90%	2.42%
Ratio of Operating Expenses to Average Net Assets(8)	1.57	%(7)	1.38%	1.90%	2.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.69	%(7)	4.42%	6.51%	5.32%
Portfolio Turnover Rate	18	%(10)	138%	67%	90%
Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$40,000		N/A	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	388%		N/A	N/A	N/A

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund. Prior to March 16, 2009, the DCA Total Return Fund was known as the Dividend Capital Realty Income Allocation Fund.
(2)	The Fund changed its fiscal year end from September 30 to December 31. Amounts shown are for the period from October 1, 2007 to December 31, 2007.
(3)	Calculated based on average shares outstanding.
(4)	Less than $0.005 per share.
(5)

NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

For Year Ended December 31, 2008(1)	For the Period Ended December 31, 2007(1)(2)		For the Year Ended September 30, 2007(1)

$8.44	$11.03		$15.08

0.71	—	(4)	1.02
(5.81)	(2.26)		(3.61)

(5.10)	(2.26)		(2.59)

(0.84)	(0.33)		(1.38)
—	—		(0.08)
(0.12)	—		—

(0.96)	(0.33)		(1.46)

$2.38	$8.44		$11.03

$2.00	$8.06		$11.16

(65.39)%	(20.62	)%(10)	(19.05)%
(69.55)%	(25.08	)%(10)	(14.93)%
$33,720	$118,062		$153,970

3.34%	5.20	%(7)	4.11%
1.97%	2.42	%(7)	1.70%
12.31%	(0.00	)%(7)	6.98%
23%	7	%(10)	47%

$7,054 (9)	$53,872	(9)	$68,872 (9)
591%	305%		311%

(6)

Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(7)	Annualized.
(8)	Operating expenses do not include interest expense on the line of credit.
(9)	Bank Borrowings resulted from a secured line of credit which was fully paid off as of February 27, 2009.
(10)	Not Annualized.
(11)	Closing Price - New York Stock Exchange.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 (Unaudited)

Note 1. Organization

The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. While the Fund is registered as non-diversified, it is currently operating as a diversified fund and has been doing so since 2009.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include, nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board” or the “Trustees”). All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Fund. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are ratified by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C.	Federal Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2008 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G.	When-issued Purchases and Forward Commitment (Delayed-Delivery) Transactions

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable the Fund to lock in what is believed to be an

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. As of the date of this report, the Fund held only assignment loans.

I.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily total net assets which is defined as the average daily net assets value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, constituting financial leverage).

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

B.	Subadvisers

The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser. DPIM, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Equity portfolio of the Fund, and Newfleet, an indirect wholly-owned subsidiary of Virtus, is the subadviser for the Fixed Income portfolio of the Fund.

C.	Administrator

($ reported in thousands)

VP Distributors, LLC, an indirect, wholly-owned subsidiary of Virtus serves as the Fund’s Administrator (the “Administrator”). During the period ended June 30, 2012, the Fund incurred Administration fees totaling $71, which are included in the Statement of Operations. A portion of these fees was paid to an outside entity.

D.	Trustees

($ reported in thousands)

The Fund pays each Trustee not affiliated with the Adviser a quarterly retainer plus a fee for certain meetings of the Board and committees of the Board attended. Fees paid to Trustees for the period were $5.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended June 30, 2012, were as follows:

Purchases	$67,586
Sales	24,957

Purchases and sales of long term U.S. Government Securities and agency securities for the period ended June 30, 2012 were as follows:

Purchases	$2,356
Sales	520

Note 5. Federal Income Tax Information

($ reported in thousands)

At June 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$148,081	$8,074	$(2,240)	$5,834

The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$61,473	$57,803	$12,736	$132,012

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Note 6. Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Transactions

At June 30, 2012, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2012 and December 31, 2011, there were no shares issued pursuant to the Plan.

On July 2, 2012, the Fund announced a distribution of $0.05 to shareholders of record on July 12, 2012. This distribution has an ex-dividend date of July 10, 2012, and is payable on July 19, 2012.

Note 8. Borrowings

($ reported in thousands)

On February 15, 2012, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $45,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). Total commitment fees paid and accrued for the period ended June 30, 2012, were $4 and are included in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the period from February 15, 2012-June 30, 2012, the average daily borrowings under the Agreement and the weighted daily

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

average interest rate were $40,000 and 1.914%, respectively. At June 30, 2012, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate	Term
$40,000	1.19175%	31 days

Note 9. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares are intended to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions are designed to prevent an “ownership change”, as such term is defined in the Internal Revenue Code of 1986, as amended (the “Code”). Section 382 of the Code imposes significant limitations on the ability of an entity classified as a corporation to use its capital loss carryforwards to offset income in circumstances where such entity has experienced an “ownership change” and may also limit such an entity’s ability to use any built-in losses recognized within five years of any “ownership change.” For a more detailed discussion of the definition of an “ownership change” under the Code, please see Note 10 below.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder (as defined in the Code), which generally includes a person or group that beneficially owns 4.99% or more of the market value of the total outstanding shares, or the percentage of the Fund’s shares owned by a 4.99% shareholder (as defined in the Code) would be increased. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be void ab initio unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares will be applied first to the Fund acting in its role as the agent for the sale of the prohibited shares, second, to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the remainder, if any, to the original transferor.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

Note 10. Existing Tax Attribute Limitation and Potential for Additional Tax Attribute Limitation

In the acquisition by the Fund of the assets and liabilities of DCW on September 25, 2010 (the “Reorganization”), DCA succeeded to DCW Total Return Fund (“DCW”) federal income tax attributes, which included capital loss carryforwards and net unrealized built-in gains in its assets. However, the Reorganization caused DCW to undergo an “ownership change” within the meaning of Section 382 of the Code because the shareholders of the Fund prior to the Reorganization owned more than 50% of the Fund immediately following the Reorganization. As a result of such ownership change, the Fund became subject to a specific annual limitation on the amount of capital loss carryforwards (and net unrealized built-in gains) received from DCW that the Fund can use to offset gains recognized by the Fund in each taxable year.

As of December 31, 2011, the Fund had approximately $120,475,907 of capital loss carryforwards (exclusive of such carryforwards received from DCW). The Fund’s capital loss carryforwards were not limited as a result of the Reorganization. However, an “ownership change” within the meaning of Section 382 of the Code can occur when one or more shareholders who each own directly or indirectly 5% or more of the Fund’s common shares (including certain “public groups” of shareholders which are treated for this purpose as owning 5% or more of the Fund’s common shares) increase their aggregate ownership of common shares by more than 50 percentage points of the lowest percentage of common shares that such shareholders owned within the preceding three years. As a result of the Reorganization, the Fund believes that it is only approximately 1.5% away from undergoing an “ownership change.” Consequently, the Fund could undergo an “ownership change” as a result (for example) of the acquisition by a single person of shares sufficient to cause such person to own 5% or more of the Fund’s common stock. If the Fund were to undergo an ownership change under Section 382 of the Code, any then-existing loss carryforwards (and net unrealized built-in losses) attributable to activities of the Fund would become subject to an annual loss limitation amount. If this were to occur, all of the Fund’s loss carryforwards (and net unrealized built-in losses) from periods prior to the ownership change (including those inherited from DCW and those generated by the Fund itself) would be substantially limited by operation of Section 382 of the Code.

As described in Note 9, above, the Fund’s Declaration contains provisions that are designed to prevent the Fund from undergoing an “ownership change” within the meaning of Section 382 of the Code. However, there can be no assurance that such provision of the Declaration will be enforceable under applicable state law or will succeed in avoiding an ownership change for the Fund.

Note 11. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2012 (Unaudited)

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 12. Regulatory Exams

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products. There are currently no such matters which the Company believes will be material to these financial statements.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that, there are no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Leroy Keith, Jr.

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-43078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8524	08-12

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	09/06/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	09/06/2012

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date	09/06/2012

*	Print the name and title of each signing officer under his or her signature.